SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
                                 Commission Only
                       (as permitted by Rule 14a- 6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                            PAPERCLIP SOFTWARE, INC.

 ................................................................................
                  (Name of Registrant as Specified In Its Charter)
 ................................................................................
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)       Title of each class of securities to which transaction applies:
                  ..............................................................

        2) Aggregate number of securities to which transaction applies:

                  ..............................................................

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  ..............................................................

         4) Proposed maximum aggregate value of transaction:

                  ..............................................................

         5) Total fee paid:

                  ..............................................................

[   ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ...............................................

         2)       Form, Schedule or Registration Statement No.:
                  ...............................................

         3)       Filing Party:
                  ...............................................

         4)       Date Filed:

                  ...............................................

                            PAPERCLIP SOFTWARE, INC.
                                611 Route 46 West

                       Hasbrouck Heights, New Jersey 07604
                                                  ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 5, 2000
                                                  ---------------

To Shareholders:

                  The Annual Meeting of Shareholders of PaperClip Software, Inc. (the "Company") will be held at the Company's offices at 611 Route 46 West, Hasbrouck Heights, New Jersey 07604, on Monday, June 5, 2000 at 10:00 a.m., for the following purposes:

         1. To elect three directors to the Board of Directors of the Company (the "Board of Directors");

         2.  To  approve  and  ratify  proposed   amendments  to  the  Company's
Certificate of Incorporation (the "Certificate of Incorporation") authorizing the issuance of 10,000,000 shares of undesignated preferred stock;

         3. To approve and ratify proposed amendments to the Company's Amended and Restated 1995 Stock Option Plan (the "1995 Stock Option Plan"); and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

                  The Board of Directors has fixed the close of business on April 24, 2000 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                  Your copy of the Annual Report of the Company for the year ended December 31, 1999 on Form 10-KSB is enclosed. The 1999 Annual Report does not form any part of the material for the solicitation of proxies.

                  Shareholders who do not expect to be present at the meeting are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States.

                                             BY ORDER OF THE BOARD OF DIRECTORS,
                                             /s/ Michael Suleski

                                             Michael Suleski, Secretary

Hasbrouck Heights, New Jersey
May 3, 2000

                  THIS IS AN IMPORTANT MEETING, AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT THEIR EARLIEST CONVENIENCE. PROMPTNESS IN RETURNING THE EXECUTED PROXY CARD WILL BE APPRECIATED. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                            PAPERCLIP SOFTWARE, INC.
                                611 Route 46 West
                       Hasbrouck Heights, New Jersey 07604
                                                 -----------------

               Proxy Statement for Annual Meeting of Shareholders
                                  June 5, 2000
                                               --------------------

Solicitation and Revocation of Proxies

                  This Proxy Statement and the form of proxy accompanied by the Annual Report of the Company on Form 10-KSB for the year ended December 31, 1999, anticipated to be mailed on or about May 16, 2000, is solicited by and on behalf of the Board of Directors of PaperClip Software, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Shareholders to be held on Monday, June 5, 2000, at the offices of the Company, 611 Route 46 West, Hasbrouck Heights, New Jersey 07604, at 10:00 a.m., including any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting and Proxy Statement. The Company's telephone number is (201) 329-6300 and the Company's facsimile number is (201) 329-6321.

                  If the enclosed form of proxy is executed and returned, it will be voted as directed, but may be revoked at any time, either by a written notice of the revocation received by the persons named therein, or by voting the shares covered thereby in person or by another proxy dated subsequent to the date thereof. In the absence of specific instructions by the shareholders, proxies will be voted for (i) the election of directors, (ii) the approval of amendments to the Certificate of Incorporation and (iii) the approval of amendments to the 1995 Stock Option Plan. Abstentions and broker non-votes will be counted for purposes of a quorum, but are not votes cast and therefore will not be counted in determining voting results. The form of proxy vests in the persons named therein as proxies discretionary authority to vote on any matter that may properly come before the meeting not presently known to the Board of Directors.

                  A plurality of votes cast, in person and by proxy, is necessary to effectuate the election of directors. For the approval of the amendments to the Certificate of Incorporation, affirmative votes of a majority of the outstanding shares entitled to vote thereon, by proxy or in person, are required. For the approval of the amendments to the 1995 Stock Option Plan, affirmative votes of a majority of the shares present at the meeting entitled to vote thereon, by proxy or in person, are required.

                  The cost of preparing and mailing the Notice of Annual Meeting and Proxy material and soliciting proxies will be paid by the Company. In addition to the use of the mails, officers, directors or employees of the Company, who will receive no additional compensation therefor, may solicit proxies by telephone or personal interview. The Company will request brokers, nominees, fiduciaries and custodians to forward proxy materials to their beneficial owners, and will reimburse such persons for reasonable expenses incurred by them in forwarding the proxy materials.

Record Date

                  The Board of Directors has fixed the close of business on April 24, 2000, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only shareholders of record on that date are entitled to vote at the meeting.

Voting Securities

                  As of April 24, 2000, 8,121,521 shares of common stock, $.01 par value per share, of the Company (the "Common Stock") were outstanding and entitled to be voted at the Annual Meeting.

                                       I.

                              ELECTION OF DIRECTORS

                  At the Annual Meeting, the shareholders will elect three members to the Board of Directors of the Company to serve for a one year term or until their successors have been elected and qualified. The By-laws of the Company provide that the Board of Directors shall not be less than three nor more than seven in number. Since less than the maximum number of directors are to be elected, which is permissible pursuant to the Company's By-laws, proxies cannot be voted for a greater number of persons than the number of nominees named. The By-laws further provide that the majority of directors, although less than a quorum, have the right to appoint candidates to fill any vacancies on the Board of Directors, whether through death, retirement or other termination of a director, or through an increase in the Board of Directors. Upon such appointment such director shall serve until the next election of directors.

                  The affirmative vote of a plurality of the shares of Common Stock represented at the meeting is required to elect directors. Cumulative voting is not permitted in the election of directors. Each shareholder is entitled to one vote for each share of Common Stock held in such shareholder's name. The persons named as proxies in the form of proxy solicited hereby intend to vote all valid proxies received in favor of the election of the three nominees as directors except where authority to so vote is withheld by the shareholder. Each nominee has consented to be named herein and to serve on the Board of Directors if elected. If any nominee is unable to serve as a director (which presently is not anticipated), the proxies will be voted for such substituted nominee who may be designated by the present Board of Directors. William Weiss,

Michael Suleski and D. Michael Bridges are now serving as directors of the Company. Proxies will have full discretion to vote for another person designated by the Board of Directors, or, if none is so designated, to vote for persons of their own choice. Proxies may not be voted for the election of more than three persons to the Board of Directors.


                              Nominees For Election

                                                                                       Served  as   Officer
Name                         Age        Position with the Company                      and/or Director Since

William Weiss                56         Chief Executive Officer, Treasurer and Director  1991
Michael Suleski              38         Vice  President,  Engineering,   Secretary  and  1992
                                        Director
D. Michael Bridges           45          President and Director                          2000


                  WILLIAM WEISS, a founder of the Company, has been Chief Executive Officer and a director of the Company since its formation in October 1991. Since January 1980, Mr. Weiss has also been an executive officer (and President since November 1988) and a director of Medical Registry Services, Inc., a computer software company which sells and services a computerized system for cancer record keeping in hospitals. Mr. Weiss devotes approximately 10-15 hours per week to the Company and approximately 40-50 hours per week to Medical Registry Services, Inc. From April 1974 to December 1979, Mr. Weiss was Executive Vice President of Numerax, Inc., a public company specializing in computerized freight billing and payment. From December 1969 to March 1974, Mr. Weiss served as an Executive Vice President of a division of Automatic Data Processing, Inc., the purchaser of MSM, Inc., a company he founded which provided a computer service for the investment advisory industry. Mr. Weiss received a B.S. from the Wharton School of the University of Pennsylvania and a J.D. from New York Law School.

                  MICHAEL  SULESKI,  a  founder  of the  Company,  has been Vice
President, Engineering of the Company since August 1992, and Director of Research and Development of the Company from its inception in October 1991 to August 1992. He has been a director of the Company since May 1995, and Secretary of the Company since July 1995. From July 1991 through October 1991, Mr. Suleski worked with a founder to develop the DOS Network Edition and helped found the Company. From April 1989 through July 1991, he was a Senior Engineer with Synercon Corp., a firm specializing in computer based solutions for the medical profession. From April 1988 to March 1989, Mr. Suleski was a software engineer with Henderson Industries, a developer and manufacturer of commercial industrial control systems and military electronics. From July 1986 to March 1988, Mr. Suleski was employed as a software engineer with Singer/Kerfott, a defense contractor for guidance and navigation systems. He received a B.S. and a M.S. degree from Fairleigh Dickenson University College of Science and Engineering.

                  D. MICHAEL BRIDGES joined the Company as President effective as of January 1, 2000 after serving as a consultant to the Company from June 1998 until December 31, 1999. Mr. Bridges served as Vice President of Marketing and Sales and a Director of Corporate Services of the Company from February 1995 through June 1998. Mr. Bridges was Executive Vice President and co-founder of CMF Design System, a custom software and systems integration firm, from May 1988 to February 1995. From July 1983 to May 1988, Mr. Bridges was an integration consultant to EBASCO. Mr. Bridges received a B.S. from Rowan University.

                  There is no family relationship between any officer or director of the Company.

                  Since the Company's last Annual Meeting of Shareholders, there have been 11 meetings of the Board of Directors, including actions by unanimous written consent. All directors participated at all the meetings. There are no committees of the Board of Directors.

                  In lieu of any cash compensation or per meeting fees, the Company has provided directors who were also executive officers of the Company ("Employee Directors") and directors who were not executive officers of the Company ("Non-Employee Directors") with options to purchase Common Stock of the Company pursuant to the 1995 Stock Option Plan. The 1995 Stock Option Plan currently provides for automatic annual grants of stock options to Employee Directors and Non-Employee Directors (the "Automatic Grant Provision"). However, the Board of Directors has approved certain amendments to the 1995 Stock Option Plan, subject to shareholder approval, one of which is to remove the Automatic Grant Provision and provide that the Committee (as defined herein) may grant options to directors pursuant to the terms of the Plan. See "Proposal to Amend the Company's 1995 Amended and Restated Stock Option Plan" for a further discussion of the amendments to the 1995 Stock Option Plan. Under the Automatic Grant Provision, each Employee Director who is a member of the Board of Directors on December 31 of a year during the term of the 1995 Stock Option Plan is eligible to receive a non-qualified stock option to purchase one percent (1%) of the outstanding Common Stock of the Company on the date of grant which shall be on the first business day of the following year. Each Non-Employee Director who is a member of the Board of Directors on December 31 of a year during the term of the 1995 Stock Option Plan shall be eligible to receive a non-qualified stock option to purchase one-fourth of one percent (1/4%) of the outstanding Common Stock of the Company on the date of grant which shall be on the first business day of the following year. The exercise price of the shares of Common Stock subject to options granted pursuant to the Automatic Grant Provision to each such director is 100% of the fair market value of the shares of Common Stock on the date of grant. Such options granted may only be exercised within ten years of the date of grant and terminate (i) three months after termination of the director's service as a director of the Company (or if the director is also an employee or consultant of the Company, three months after termination of such director's service in all such capacities) for any reason other than disability (as such term is defined by Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) or death, (ii) three months after the date the director ceases to serve as a director of the Company due to disability or (iii)
(A) twelve months after the date the director ceases to serve as a director due to the death of the director or (B) three months after the death of the director if such death shall occur during the three month period following the date the director ceased to serve as a director of the Company due to disability. Except as discussed therein, options granted to Employee Directors and Non-Employee Directors are on the same terms and conditions as all other options granted pursuant to the 1995 Stock Option Plan. Notwithstanding the foregoing, the Company reserves the right in the 1995 Stock Option Plan to grant options to Employee Directors and Non-Employee Directors under the other provisions of the 1995 Stock Option Plan at such time as the Committee shall be composed of at least two "outside directors" and to dispense, at that time, with the provision for automatic annual grants of stock options to such directors. See "Executive Compensation - Option/SAR Grants" and "Security Ownership of Certain Beneficial Owners and Management."

                  The Company's officers are chosen by the Board of Directors and serve at the pleasure of the Board of Directors, subject to employment agreements. The loss of the services of any one of the directors could have a material adverse effect on the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

                  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires certain persons, including the Company's directors and executive officers, to file reports with the Securities and Exchange Commission regarding beneficial ownership of equity securities of the Company. Each of William Weiss and Michael Suleski filed a late report covering the respective acquisitions of options in 1997, 1998 and 1999 by each of them. Sol Rosenberg failed to file a report covering the acquisition of options by him in 1997, 1998 and 1999.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS SET FORTH ABOVE.

                             EXECUTIVE COMPENSATION

                  The Summary Compensation Table below sets forth compensation paid by the Company for the last three fiscal years ended December 31, 1999 for services in all capacities for its Chief Executive Officer and each of its principal executive officers whose total annual salary and bonus exceeded
$100,000:

                                 Summary Compensation Table

                                    Annual Compensation              Long Term Compensation

                                                       Other         Restricted  Securities         All
  Name and                                             Annual        Stock       Underlying        Other
  Principal                            Bonus           Compensation  Award(s)    Options/      Compensation
  Position   Year    Salary ($)        ($)                 ($)             ($)   SARs (#)          ($)
William Weiss 1999    120,000 (1)          0              0               0      81,000 (2)          N/A
Chief         1998    120,000 (1)          0              0               0      81,000 (2)          N/A
Executive     1997    120,000 (1)          0              0               0      77,721 (2)          N/A
Officer and
Treasurer
(3)

Sol           1998    50,000 (4)           0              0               0      20,250 (2)          N/A
Rosenberg     1997    120,000 (4)          0              0               0      20,250 (2)          N/A
President (4)                                                                    77,721 (2)          N/A

Michael       1999    100,000 (1)          0              0               0      81,000 (2)          N/A
Suleski       1998    100,000 (1)          0              0               0      81,000 (2)          N/A
Vice          1997    100,000 (1)          0              0               0      77,721 (2)          N/A
President
Engineering

-------------------
(1) The Company presently has no employment contract with William Weiss or Michael Suleski.
(2) Granted pursuant to the Automatic Grant Provision in the 1995 Stock Option Plan for services rendered as a member of the Board of Directors in the prior year.
(3) As of February 29, 2000, $345,000 is owed to William Weiss for past salaries accrued but not paid.
(4) Mr. Rosenberg's employment with the Company was terminated in April 1997. Mr. Rosenberg resigned as a member of the Board of Directors in February 2000. The Company paid Mr. Rosenberg $120,000 as severance pay through 1998 and continued to pay on his behalf premiums on disability insurance for a year after termination.

Option/SAR Grants

                  Shown below is information regarding stock option grants during the fiscal year ended December 31, 1999 to the Company's Chief Executive
Officer and each of its principal executive officers:

                      Option/SAR Grants in Last Fiscal Year


                                 Number of
                                Securities             % of Total
                                Underlying              Options/
                                 Options/             SARs Granted
                                   SARs               to Employees          Exercise            Expiration
            Name                Granted (#)              in 1999             Price                 Date
            ----                -----------              -------             -----                 ----

    William Weiss                81,000(1)               44.45%              $0.03               3/1/2010
    Chief Executive
    Officer

    Sol Rosenberg                20,250(1)               11.10%              $0.03               3/1/2010
    President (2)

    Michael Suleski              81,000(1)               44.45%              $0.03               3/1/2010
    Vice President
    Engineering

    ----------------------
    (1) Granted pursuant to the Automatic Grant Provision in the 1995 Stock Option Plan.
    (2) Mr. Rosenberg's employment with the Company was terminated in April 1997. Mr. Rosenberg resigned as a member of the Board of Directors in February 2000.

Stock Option and SAR Exercises

                  Shown below is information regarding options/SARs that were exercised during fiscal year 1999 by the Company's Chief Executive Officer and each of its principal executive officers and the value of unexercised options/SARs:

                       Aggregated Option/SAR Exercises in
             Fiscal Year 1999 and Fiscal Year End Option/SAR Values


                                                            Unexercised Options
                   Shares Acquired                          at Fiscal Year end
                         On           Value                 Exercisable/
 Name               Exercise (#)      Realized ($)          Unexercisable (#)
 ----                                 ------------          -----------------
William Weiss            0                 0                       289,721/0
Sol Rosenberg (2)        0                 0                       168,221/0
Michael Suleski          0                 0                       279,129/0
----------------------
 (1) The Company does not have a stock appreciation rights ("SAR") plan and does not have any SARs outstanding.
 (2) Mr. Rosenberg's employment with the Company was terminated in April 1997. Mr. Rosenberg resigned as a member of the Board of Directors in February 2000.

      The Company presently has no employment contracts with William Weiss or Michael Suleski.

                  D. Michael Bridges, President of the Company, entered into an employment agreement with the Company which became effective as of January 1, 2000 and terminates on December 31, 2003, subject to automatic renewal for successive one year periods. Pursuant to the employment agreement, Mr. Bridges is entitled to annual compensation equal to $107,800, which amount may be increased by the Company from time to time. The employment agreement also provides that (i) the Company will grant stock options to Mr. Bridges to purchase 400,000 shares of Common Stock at an exercise price not to exceed $.09 per share; and (ii) Mr. Bridges may terminate the employment agreement upon 90 days prior written notice and if a transfer of control of the Company occurs within 6 months of any termination by Mr. Bridges, he will be entitled to his base salary, unused vacation and benefits for the remainder of the term of the agreement plus the difference between the value of shares of Common Stock held by him on the date of his termination and the value of such shares after transfer of control.

The agreement also provides for indemnification of Mr. Bridges for certain liabilities in connection with his employment with the Company. In the event Mr. Bridges' employment is terminated (i) without cause, he will entitled to a severance payment equal to six months base salary at the then current rate or
(ii) as a result of a merger, consolidation, asset sale or other transaction involving the sale or transfer of all or substantially all of the business or the assets of the Company, he will be entitled to his base salary, unused vacation and other benefits for the remainder of the term. The employment agreement also contains provisions which restrict Mr. Bridges from competing with the Company during the term of the employment agreement.

                  The Company does not have any pension, profit sharing, or bonus plan except that it has established a 1993 Stock Option Plan and a 1995 Stock Option Plan, each of which is described below.

1993 Stock Option Plan

                  In March 1993, the Company adopted its 1993 Stock Option Plan (the "1993 Option Plan") covering 68,912 shares of Common Stock, pursuant to which employees (other than directors) of the Company were eligible to receive stock options. The 1993 Option Plan, which expires on February 1, 2003, is administered by the Board of Directors. The selection of participants, allotment of shares, determination of price and other conditions of the purchase of the options were determined by the Board of Directors. Stock options granted under the 1993 Option Plan are exercisable for a period of up to ten years from the date of the grant. As of December 31, 1999, all of the options under the 1993 Option Plan had been granted. As such date, 48,729 options had expired, 20,183 options were outstanding and none had been exercised.

                  Amended and Restated 1995 Stock Option Plan

                  In May 1995, the Company adopted its 1995 Stock Option Plan, which was amended in 1996, covering 1,000,000 shares of Common Stock, pursuant to which officers, directors and employees of the Company and certain other persons conferring benefit upon the Company would be eligible to receive stock options. The 1995 Stock Option Plan is described herein under the caption "Proposal to Amend the Company's 1995 Stock Option Plan." As of December 31, 1999, options to acquire 1,273,022 shares of Common Stock had been granted under the 1995 Stock Option Plan. At such date, 215,351 options had expired, 95,508 options had been exercised and 840,663 options were outstanding.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth, as of April 24, 2000 (except as otherwise set forth in the footnotes), the number of shares of Common Stock beneficially owned by each director, by the directors and executive officers of the Company as a group and by each holder of at least five percent (5%) of Common Stock known to the Company and the respective percentage ownership of the outstanding Common Stock held by each such holder and group:


Name and Address of Beneficial Owner                                 Percent of
                                      Number of Shares (1)           Class (%)
William Weiss (2) (3)                        644,304                     7.58
PaperClip Software, Inc.
611 Route 46 West
Hasbrouck Heights, NJ 07604

D. Michael Bridges (4)                        410,500                     4.81
PaperClip Software, Inc.
611 Route 46 West
Hasbrouck Heights, NJ 07604

Michael Suleski (2) (5)                       396,344                     4.67
PaperClip Software, Inc.
611 Route 46 West
Hasbrouck Heights, NJ 07604

James W. Giddens, solely in his                347,800                     4.16
capacity as trustee for the
liquidation of the business of A.R.
Baron & Co., Inc. (6)

All officers and directors as a group         1,278,248                   18.90
(2 persons)
--------------------------
(1) Unless otherwise indicated below, all shares are owned beneficially and of record.
(2) William Weiss and Michael Suleski are founders of the Company.  (3) Includes
(a) 924 shares of Common Stock issuable upon the exercise of 924 warrants obtained in a private placement, (b) 370,921 shares currently exercisable pursuant to stock options issued under the 1995 Stock Option Plan and (c) 9,000 shares issuable upon the exercise of 9,000 Class A Common Stock Purchase Warrants of the Company.
(4) Includes 409,000 shares of Common Stock issuable upon exercise of stock options issued pursuant to the 1995 Stock Option Plan.

(5) Includes 15,408 shares of Common Stock issuable upon the exercise of options currently exercisable pursuant to the 1993 Option Plan and 344,921 shares issuable upon exercise of options currently exercisable pursuant to the 1995 Stock Option Plan.
(6) Includes 247,800 shares of Common Stock underlying currently exercisable Class A Common Stock Purchase Warrants of the Company. The information set forth in the table and the preceding sentence with respect to James
       W. Giddens, as trustee, was obtained from Amendment No. 2 to a Statement on Schedule 13D, dated April 6, 2000, filed with the Securities and Exchange Commission.

                                       II.

  PROPOSED AMENDMENTS TO THE COMPANY'S CERTIFICATE
  OF INCORPORATION AUTHORIZING THE ISSUANCE OF 10,000,000 SHARES
  OF UNDESIGNATED PREFERRED STOCK

                  Article Fourth of the Company's Certificate of Incorporation currently authorizes the Company to issue 30,000,000 shares of Common Stock. The Board of Directors of the Company has unanimously adopted a resolution declaring it advisable to amend the Company's Certificate of Incorporation, as amended, to authorize the issuance of 10,000,000 shares of an undesignated preferred stock (the "Preferred Stock"), subject to shareholder approval. The text of the proposed amendment to the Certificate of Incorporation, as amended, shall read as follows:

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 40,000,000 shares, consisting of (i) 30,000,000 shares of common stock, $.01 par value per share, and (ii) 10,000,000 shares of preferred stock, $.01 par value per share.

         FIFTH: The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of Article FOURTH, to provide for the issuance from time to time of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in a series, and to fix the designation, powers, preferences and rights of the shares of such series, which may be different from the designations, powers, preferences and rights of shares of any other series, and the qualifications, limitations or restrictions thereof.

                  The authority of the Board of Directors with respect to such series shall include, but not be limited to, determination of the following:

                  a. The number of shares constituting such series and the distinctive designation of such series;

                  b. The dividend rate on the shares of such series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of such series;

                  c. Whether such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                  d. Whether such series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                  e. Whether or not the shares of such series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                  f. Whether such series shall have a sinking fund for the redemption or purchase of shares of such series, and, if so, the terms and amount of such sinking fund;

                  g. The rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of such series; and

                  h. Any other relative rights, preferences and limitations of such series.

                  Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the shares of common stock with respect to the same dividend period.

                  If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

                  Many publicly held companies have charters which provide for undesignated preferred stock. The Board of Directors believes it advisable to authorize such a class of preferred stock to have such shares available, among other things, for issuance in connection with financing alternatives, acquisitions and general corporate purposes, including public or private offerings of shares for cash.

                  The Company is currently conducting preliminary discussions with Access Solutions International, Inc. ("Access") regarding exchanging all but $300,000 of the approximately $3.0 million owed to Access by the Company for equity of the Company, which may be in the form of a new series of Preferred Stock of the Company, and the resolution of other potential disputes between the Company and Access. The above described transaction is subject to the negotiation and execution of definitive documents between Access and the Company and there can be no assurance that the Company will be successful in resolving any potential disputes with Access.

                  Except as described above, the Board of Directors has made no determination with respect to the issuance of any shares of Preferred Stock and has no present commitment, arrangement or plan which would require the issuance of such shares of Preferred Stock in connection with an equity offering, merger, acquisition or otherwise.

                  The term "undesignated preferred stock" refers to stock for which the board of directors of a corporation may fix or change the terms, including without limitation: (i) the division of such shares into series; (ii) the dividend or distribution rate; (iii) the dates of payment of dividends or distributions and the dates from which they are cumulative; (iv) liquidation price; (v) redemption rights and price; (vi) sinking fund requirements; (vii) conversion rights; (viii) restrictions on the issuance of additional shares of any class or series; (ix) preferences; (x) voting rights; and (xi) other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof.

                  As a result, the Board of Directors will, in the event of the approval of this proposal by the shareholders, be entitled to authorize the creation and issuance of up to 10,000,000 shares of Preferred Stock in one or more series with such terms, limitations and restrictions as may be determined in the Board of Director's sole discretion, with no further authorization by the Company's shareholders (except as may be required by applicable laws, regulatory authorities or the rules of any stock exchange on which the Company's securities are then listed).

                  The holders of shares of Preferred Stock will have only such voting rights as are granted by law and authorized by the Board of Directors with respect to any series thereof. The Board of Directors of the Company will have the right to establish the relative rights of the Preferred Stock in respect of dividends and other distributions and in the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company as compared with such rights applicable to the Common Stock and any other series of Preferred Stock.

                  It is not possible to state the effect of the authorization of the Preferred Stock upon the rights of holders of Common Stock until the Board of Directors determines the terms relating to one or more series of Preferred Stock. However, such effects might include without limitation: (i) the reduction of amounts otherwise available for payment of dividends on Common Stock, to the extent dividends are payable on any issued shares of Preferred Stock, (ii) restrictions on dividends on Common Stock if dividends on Preferred Stock are in arrears, (iii) dilution of the voting power of the Common Stock and dilution of net income and net tangible book value per share of Common Stock as a result of any such issuance, depending on the number of shares issued and the purpose, terms and conditions of the issuance, and (iv) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to shares of Preferred Stock.

                  Although the Company has no present commitment, arrangement or plan for issuance of the Preferred Stock except as described above, the authorized but unissued shares of such Preferred Stock could be used to make a takeover or change in control in the Company more difficult. Under certain circumstances, rights granted upon issuance of shares of the Preferred Stock could be used to create voting impediments or to discourage third parties seeking to effect a takeover or otherwise gain control of the Company. The issuance of Preferred Stock could have the effect of delaying, preventing or influencing a change in control of the Company and could make more difficult the removal of the present management. The issuance of Preferred Stock, depending on the terms of such stock and the circumstances surrounding its issuance, could have the effect of blocking a takeover of the Company and thereby depriving the present shareholders of a premium price for their shares.

                  The affirmative vote of a majority of the outstanding shares entitled to vote thereon, by proxy or in person, is required to approve the amendments to the Certificate of Incorporation.

                  The Board of Directors believes that this type of stock is an important tool that will enhance the Board of Directors' ability to act promptly and efficiently in the best interests of the Company and its shareholders.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION AS SET FORTH ABOVE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                      III.

                         PROPOSAL TO AMEND THE COMPANY'S
                   AMENDED AND RESTATED 1995 STOCK OPTION PLAN

                  The 1995 Stock Option Plan, approved by shareholders of the Company in May 1995 and amended and restated in August 1996, provides for incentive and non-qualified stock options to purchase Common Stock to be issued to key employees, directors, former directors, consultants and other persons who have conferred substantial benefit upon the Company, in order to attract and retain such key personnel and executives with the ability to achieve the corporate objectives necessary to increase shareholder value. Such incentives encourage the holder of stock options to manage the Company's business in the best interests of shareholders by creating an identity of interest with the shareholders.

                  The Board of Directors unanimously approved the following amendments, subject to shareholders approval, to the 1995 Stock Option Plan: (i) to increase the number of shares of Common Stock which may be granted under the Plan from 1,000,000 to 4,000,000; (ii) to remove the Automatic Grant Provision and permit the Committee to grant stock options to directors of the Company pursuant to the terms of the 1995 Stock Option Plan; and (iii) to limit the amount of shares of Common Stock underlying stock options that may be granted to participants of the 1995 Stock Option Plan to 500,000 per year (collectively, the "Proposed Plan Amendments"). The Board of Directors also unanimously approved technical amendments to adopt certain amendments to Rule 16b-3 of the Securities Act of 1933, as amended, and to permit the transfer of options granted under the 1995 Stock Option Plan under certain circumstances (together with the "Proposed Plan Amendments", the "Plan Amendments"). The summary of the Plan Amendments and material terms of the 1995 Stock Option Plan, as amended, which are set forth below, should be read in conjunction with, and are qualified in their entirety by, reference to the complete text of the Amended and Restated 1995 Stock Option Plan, which is attached as Appendix A hereto.

Stock Options

                  Currently, the 1995 Stock Option Plan provides that the aggregate number of shares of Common Stock for which options may be granted thereunder is 1,000,000 shares. The Proposed Plan Amendments would increase the number of shares which may be granted under the 1995 Stock Option Plan to 4,000,000 shares of Common Stock, and specify that the maximum number of shares underlying stock options which may be granted to any person under the 1995 Stock Option Plan is 500,000 shares per year.

                  The increased number of shares of Common Stock would constitute approximately 33% of the outstanding shares of Common Stock, on a fully diluted basis. The Board of Directors believes that in light of the limited number of shares of Common Stock which the Company has available for new awards under the 1995 Stock Option Plan, the Plan Amendments will assist the Company in attracting, retaining and motivating its key personnel and executives by providing for the increased proprietary interest of such employees in the Company.

Administration

                  The 1995 Stock Option Plan provides that it shall be administered by a committee (the "Committee") consisting of either the full Board of Directors or at least two directors, each of whom is an "outside director" as that term is defined for purposes of Section 162(m) of the Code. Until there are members of the Board of Directors who qualify as "outside directors," the full Board of Directors will administer the 1995 Stock Option Plan.

                  The Committee has the full power and authority, subject to the provisions of the 1995 Stock Option Plan, to designate participants, grant options and determine the terms of all options, other than options granted to Employee Directors and Non-Employee Directors pursuant to the Automatic Grant Provision. The Committee is also required to make adjustments with respect to options granted under the 1995 Stock Option Plan in order to prevent unfair dilution or enlargement of the rights of any holder. The 1995 Stock Option Plan currently provides that members of the Board of Directors are not eligible to receive options under the 1995 Stock Option Plan other than pursuant to the Automatic Grant Provision for Employee Directors and Non-Employee Directors described below. However, the Board of Directors has proposed that the Automatic Grant Provision be removed and that the Committee may grant options to directors of the Company pursuant to the other terms of the 1995 Stock Option Plan. See"-Option Grants to Employee Directors and Non-Employee Directors."

Stock Options

                  The terms of specific options granted under the 1995 Stock Option Plan are determined by the Committee, other than in the case of awards to Employee Directors and Non-Employee Directors under the Automatic Grant Provision. The per share exercise price of the Common Stock subject to an option shall not be less than 100% of the fair market value of the Common Stock on the date of grant, unless, with respect to an option which is not an incentive stock option, the Board of Directors approves a lower percentage with respect to such option. However, in the case of an incentive stock option granted to a holder of shares representing at least 10% of the total combined voting power of all classes of stock of the Company or the parent or a subsidiary thereof (a "Substantial Shareholder"), the per share exercise price shall not be less than 110% of the fair market value of the Common Stock on the date of grant. The term of each option shall be determined by the Committee, but no option shall be exercisable after ten years have elapsed from the date upon which the option is granted. However, if an incentive stock option is granted to a Substantial Shareholder, the term of such option shall not exceed five years.

                  Upon the exercise of an option (including option grants to Employee Directors and Non-Employee Directors under the Automatic Grant Provision), the option holder shall pay the Company the exercise price plus the amount of the required federal and state withholding taxes, if any. The 1995 Stock Option Plan allows an optionee, subject to approval of the Committee, to pay the exercise price in shares of Common Stock, only if such shares of Common Stock have been held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes (and otherwise meeting any other requirements to avoid such charge). The 1995 Stock Option Plan also allows an optionee, subject to approval of the Committee, to pay the exercise price pursuant to a broker-assisted cashless-exercise program established by the Committee; provided in each case that such methods avoid "short-swing" profits to the optionee under Section 16(b) of the Exchange Act. Withholding taxes due upon such exercise may also be satisfied pursuant to such broker-assisted cashless-exercise program. The 1995 Stock Option Plan limits the availability of the alternative to pay the exercise price pursuant to a broker-assisted cashless-exercise program so that such alternative is not available with respect to incentive stock options outstanding as of the Company's last Annual Meeting of Shareholders.

                  The Plan Amendments also include certain other technical amendments to the 1995 Stock Option Plan, including, but not limited to amendments to adopt certain amendments to Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and to permit limited transferability of stock options primarily for estate planning purposes.

                  The market value of the Common Stock underlying options granted, or to be granted, under the 1995 Stock Option Plan as of May 1, 2000 was $2,500,000.

Option Grants to Employee Directors and Non-Employee Directors

                  The Proposed Plan Amendments also remove from the 1995 Stock Option Plan the Automatic Grant Provision and allow the Committee to grant stock options to directors in their sole discretion pursuant to the other terms of the 1995 Stock Option Plan. The 1995 Stock Option Plan currently provides that each
(i) Employee Director who is a member of the Board of Directors on December 31 of a year during the term of the 1995 Stock Option Plan shall be eligible to receive a non-qualified stock option to purchase one percent (1%) of the outstanding Common Stock of the Company on the date of grant which shall be on the first business day of the following year and (ii) Non-Employee Director who is a member of the Board of Directors on December 31 of a year during the term of the 1995 Stock Option Plan shall be eligible to receive a non-qualified stock option to purchase one-fourth of one percent (1/4%) of the outstanding Common Stock of the Company on the date of grant which shall be on the first business day of the following year. The exercise price of the shares of Common Stock subject to options granted to each such director shall be 100% of the fair market value of the shares of Common Stock on the date of grant.

Federal Income Tax Consequences

                  Set forth below is a description of the federal income tax consequences, under the Code, of the grant and exercise of the benefits awarded under the 1995 Stock Option Plan, as amended by the Plan Amendments.

                  There will be no federal income tax consequences to employees, directors, consultants or the Company on the grant of a non-qualified stock option. On the exercise of a non-qualified stock option, the employee, consultant or director generally will have taxable ordinary income equal to the excess of the fair market value of the shares of Common Stock received on the exercise date over the option price of such shares. The Company will be entitled to a tax deduction in an amount equal to such excess, provided the Company complies with applicable withholding and/or reporting requirements. Any ordinary income realized by an employee, consultant or director upon exercise of a non-qualified stock option will increase such person's tax basis in the Common Stock thereby acquired. Upon the sale of Common Stock acquired by exercise of a non-qualified stock option, employees, consultants and directors will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. An employee, consultant or director who surrenders shares of Common Stock in payment of the exercise price of a non-qualified stock option will not recognize gain or loss on such person's surrender of such shares, but will recognize ordinary income on the exercise of the non-qualified stock option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of exercise. If an optionee transfers a non-qualified stock option, the optionee still will be subject to tax in the manner described above when the transferee exercises the option.

                  With respect to incentive stock options, no compensation income is recognized by a participant, and no deduction is available to the Company upon either the grant or exercise of an incentive stock option. However, the difference between the exercise price of an incentive stock option and the market price of the Common Stock acquired on the exercise date will be included in alternative minimum taxable income of a participant for the purposes of the "alternative minimum tax." Generally, if an optionee holds the shares acquired upon exercise of incentive stock options until the later of (i) two years from the grant of the incentive stock options and (ii) one year from the date of acquisition of the shares upon exercise of incentive stock options, any gain recognized by the participant on a sale of such shares will be treated as capital gain. The gain recognized upon the sale is the difference between the option price and the sale price of the Common Stock. The net federal income tax effect on the holder of incentive stock options is to defer (except for alternative minimum tax purposes), until the shares are sold, taxation of any increase in the value of the Common Stock from the time of grant to the time of exercise. If the optionee sells the shares prior to the expiration of the holding period set forth above, the optionee will realize ordinary compensation income generally in the amount equal to the difference between the exercise price and the fair market value on the date of exercise. The compensation income will be added to the optionee's basis for purposes of determining the gain on the sale of the shares. Such gain will be capital gain if the shares are held as capital assets. If the application of the above-described rule would result in a loss to the optionee, the compensation income required to be recognized thereby would be limited to the excess, if any, of the amount realized on the sale over the basis of the shares sold. If an optionee disposes of shares obtained upon exercise of an incentive stock option prior to the expiration of the holding period described above, the Company will be entitled to a deduction in the amount of the compensation income that the optionee recognizes as a result of the disposition, provided that it satisfies certain reporting obligations.

                  If the Company delivers cash, in lieu of fractional shares, the employee will recognize ordinary income equal to the cash paid and the fair market value of any shares issued as of the date of exercise. An amount equal to any such ordinary income will be deductible by the Company, provided it complies with applicable withholding requirements.

                  Section 162(m) of the Code generally limits the annual deduction available to a publicly held corporation for applicable remuneration paid to the Chief Executive Officer and certain other highly compensated individuals to $1,000,000 per year. Regulations promulgated under Section 162(m) of the Code provide that the compensation element of stock options issued with an exercise price equal to the fair market value of Common Stock on the date of grant pursuant to a stock option plan meeting certain requirements is not subject to, or counted toward, the $1,000,000 limitation. Unless and until the 1995 Stock Option Plan is administered by a committee of the Board of Directors comprised solely of two or more "outside directors," the compensation element of stock options under the 1995 Stock Option Plan will not qualify for this exception, and will be subject to the deduction limitations of Code Section 162(m). It is not anticipated that any employee will earn in excess of $1,000,000 before such time. Accordingly, the options granted under the 1995 Stock Option Plan will be exempt from the provisions of Code Section 162(m) so long as they are not "materially modified."

                  The 1995 Stock Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not required to be qualified under Section 401(a) of the Code.

                  The affirmative vote of a majority of the shares present at the meeting entitled to vote thereon, by proxy or in person, is required to approve the Proposed Plan Amendments.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND AND RATIFY THE COMPANY'S AMENDED AND RESTATED 1995 STOCK OPTION PLAN, AS SET FORTH ABOVE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                    AUDITORS

Independent Accountant

                  On March 1, 2000, the Company dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants. The decision to dismiss was approved by the Board of Directors. The Board of Directors appointed Sobel & Co., LLC ("Sobel") as the Company's independent public accountant for the current fiscal year.

                  Andersen's report on the financial statements of the Company for each of the previously audited financial statements for December 31, 1996 and 1995 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.

                  In connection with the audits by Andersen of the Company's financial statements for 1996 and 1995, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with its audit report with respect to financial statements of the Company for 1996 and 1995. The term "disagreement" is utilized in accordance with Instruction 4 to
Item 304 of Regulation S-B.

Appointment of New Independent Accountant

                  On March 1, 2000, the Company selected Sobel & Co., LLC as the Company's independent public accountants. The decision to change auditors was approved by the Board of Directors.

                  A representative of Sobel is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. The representative will also be available to respond to appropriate questions from any shareholder present at the meeting.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

                  Any shareholder proposal to be considered by the Company for inclusion in the 2000 Proxy Statement must be received by the Company not later than February 7, 2000. Any such proposal should be sent to the Secretary of the Company, 611 Route 46 West, Hasbrouck Heights, New Jersey 07604. Any such proposal should provide the reason for it, the complete text of any resolution and other specified matters, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

                                  OTHER MATTERS

                  Management is not aware of any other matter to be presented for action at the meeting other than the proposals to (i) elect directors, (ii) to approve amendments to the Certificate of Incorporation and (iii) to approve the Proposed Plan Amendments to the 1995 Stock Option Plan as set forth in the accompanying Notice of Annual Meeting and in this Proxy Statement, and management does not intend to bring any other matter before the meeting. However, if any other matter should be presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment and in the best interests of the Company.

                    AVAILABILITY OF FORM 10-KSB ANNUAL REPORT

                  A copy of the Company's Annual report on Form 10-KSB for the year ended December 31, 1999 has been included in this Proxy Statement, but exclusive of certain exhibits filed therewith. These exhibits are available without charge to shareholders of record on April 24, 2000 upon request to Michael Suleski, Secretary, 611 Route 46 West, Hasbrouck Heights, New Jersey 07604.

                             BY ORDER OF THE BOARD OF  DIRECTORS
                             /s/ Michael Suleski
                             Michael Suleski, Secretary

Hasbrouck Heights, New Jersey
May 3, 2000

                                   Appendix A

                            PAPERCLIP SOFTWARE, INC.
                      AMENDED AND RESTATED 1995 OPTION PLAN

                                    June 2000

                  PAPERCLIP SOFTWARE, INC. hereby adopts an amended and restated stock option plan upon and subject to the terms and provisions set forth below for the benefit of certain of its key employees, directors, former directors, consultants, and other persons who have conferred substantial benefit upon the Company.

1. Definitions. The following terms shall have the meanings set forth below whenever used in this instrument:

    (1) The word "Board" shall mean the Board of Directors of the Company.

    (2) The word "Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time (Title 26 of the United States
        Code).

    (3) The word "Committee" shall mean the Compensation Committee designated by the Board to administer the Plan and consisting of either the full Board or at least two directors, each of whom is an "outside director" as that term is defined for purposes of Section 162(m) of the Code. Until there are members of the Board who qualify as "outside directors," the Committee shall consist of the full Board.

    (4) The words "Common Stock" shall mean the common stock, $.01 par value per share, of the Company.

    (5) The word "Company"   shall   mean  PaperClip Software, Inc., a Delaware
        Corporation, and any successor thereto which shall maintain this Plan.

    (6) The words  "Fair  Market  Value"  shall have the  meaning  set forth in
        Section 7(a) hereof.

    (7) The words "Incentive Stock Option" shall mean any option which qualifies as an incentive stock option under terms of Section 422 of the Code or any successor provision thereto.

    (8) The words "Key Employee" shall mean any person whose performance as an employee of the Company or a Subsidiary is, in the judgment of the Committee, important to the successful operation of the Company or a Subsidiary.

    (9) The   words   "Non-Qualified Stock Option" shall mean an option granted
        under  Section 7 of the Plan that is  not an Incentive Stock Option.

   (10) The word  "Optionee" shall mean any Key   Employee,   director,   former
        director, or consultant or other person (who has conferred substantial benefit upon the Company), to whom a stock option has been granted pursuant to this Plan.

   (11) The word "Parent" shall mean any corporation which owns, directly or indirectly, stock of the Company possessing at least 50% of the total combined voting power of all classes of stock of the Company.

   (12) The  word  "Plan"   shall  mean the PaperClip Software, Inc. Amended and
        Restated 1995 Stock Option Plan, as set forth in this document, and as it may be amended hereafter.

   (13) The word "Subsidiary" shall mean any corporation in which the Company owns, directly or indirectly, stock possessing at least 50% of the total combined voting power of all classes of stock of such corporation.

   (14) The words "Substantial Shareholder" shall mean any Optionee who owns more than 10% of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary. Ownership shall be
        determined   in   accordance  with Section   424(d)  of  the  Code  and
        lawful    applicable     regulations  thereof.

2. Purpose of the Plan. The purpose of the Plan is to provide Key Employees, directors, former directors, consultants, and other persons who have conferred substantial benefit upon the Company, with greater incentive to serve and promote the interests of the Company and its shareholders and/or to reward such persons for extraordinary services rendered to the Company or on its behalf or substantial benefit conferred upon it. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to such Key Employees, directors, former directors, consultants, and other persons who have conferred substantial benefit upon the Company, as may be selected to participate in the Plan, options to purchase Common Stock on the terms and subject to the conditions set forth in the Plan.

3. Effective Date of the Plan. The Plan became effective as of May 1, 1995, subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company, which was obtained in May 1995.

4.       Administration of the Plan.

              (a) The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be acts of the Committee.

              (b) Subject to the terms and conditions of the Plan and applicable law, and in addition to the other authorizations granted to the Committee under the Plan, the Committee shall have full and final authority in its absolute discretion:

 (1) to   select   the   Key   Employees,   directors,   former   directors,
     consultants, and other persons who have conferred substantial benefit upon the Company, to whom options will be granted;

 (2) to determine the number of shares of Common Stock subject to any option;

 (3) to determine the time when options will be granted;

 (4) to determine the terms and conditions of any option;

 (5)  to determine the time when each option may be exercised;

 (6) to determine at the time of grant of an option whether and to what extent such option is an Incentive Stock Option;

 (7)  to prescribe  the form of the option
      agreements governing the options which are granted under the Plan and to set the provisions of such option agreements as the Committee may deem necessary or desirable, provided such provisions are not contrary to the terms and conditions of either the Plan or, where the option is an Incentive Stock Option, Section 422 of the Code;

 (8) to adopt, amend, and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan; and

 (9) to construe, interpret and administer the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan.

              (c) any decision made or action taken by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations, shall, to the extent permitted by law, be conclusive and binding upon all Optionees under the Plan and upon any person claiming under or through such an Optionee. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and the Board shall be entitled to rely upon the advice, opinions or valuations of any such persons. Neither the Committee nor any of its members shall be liable for any act taken in good faith by the Committee pursuant to the Plan. No member of the Committee shall be liable for the act of any other member. The Committee may delegate to officers or managers of the Company or any Subsidiary or to unaffiliated service providers the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, Section 422 of the Code (if applicable) and other applicable law.



5. Persons Eligible for Options. Subject to the restrictions herein contained, options may be granted from time to time in the discretion of the Committee only to such Key Employees, directors, former directors, consultants and other persons who have conferred substantial benefit upon the Company, as designated by the Committee, whose initiative and efforts, in the Committee's judgment, have contributed or may be expected to contribute to the continued growth and future success of the Company and/or its Subsidiaries. No option shall be granted to any Key Employee during any period of time when such Key Employee is on leave of absence. The Committee may grant more than one option to the same Optionee.

6.       Shares Subject to the Plan.

     (a) Subject to the provisions of paragraph (b) of this Section 6, the aggregate number of shares of Common Stock for which options may be granted under the Plan shall be 4,000,000 shares of Common Stock (as adjusted for a 2 for 1 stock split effective as of May 31, 1996), each of which may be the subject of an Incentive Stock Option as the Committee may determine in its sole discretion. Either treasury or authorized and unissued shares of Common Stock, or both, in such amounts, within the maximum limit of the Plan, as the Committee shall from time to time determine, may be so issued. All shares of Common Stock which are the subject of any lapsed, expired or terminated options may be made available for reoffering under the Plan to any Optionee. If an option granted under this Plan is exercised, any Common Stock which is the subject thereof shall not thereafter be available for reoffering under the Plan.

     (b) In the event that subsequent to the date of adoption of the Plan by the Board, the outstanding shares of Common Stock are, as a result of a stock split, stock dividend, combination or exchange of shares,exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, including without limitation any transaction described in Section 424(a) of the Code, increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, then (i) there shall automatically be substituted for each share of Common Stock subject to an unexercised option granted under the Plan and each share of Common Stock available for additional grants of options under the Plan the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be exchanged,
    (ii) the option price per share of Common Stock or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Committee shall make such other adjustments to the securities subject to options, the provisions of the Plan, and option agreement as may be appropriate, equitable and in compliance with the provisions of Section 424(a) of the Code to the extent applicable and any such adjustment shall be final, binding and conclusive as to each Optionee; provided, however, in each case, that
           (y) with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or any successor provision
           thereto;   and  (z)  any  such  adjustment   shall  provide  for  the
           elimination of fractional shares.

7. Option Provisions. The Committee is hereby authorized to grant options to Key Employees, directors, former directors, consultants and other persons who have conferred substantial benefit upon the Company, as designated by the Committee, upon the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

         (a) Option  Price.
                  The option price per share of Common Stock which is the subject of an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the option is granted; provided, however, that if a Key Employee to whom an Incentive Stock Option is granted is, at the time of the
                  grant, a   Substantial Shareholder,  the option price per
                  share of Common Stock shall be determined by the Committee but shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the option is granted. The option price per share of Common Stock under each option granted pursuant to the Plan which is not an

                  Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the option is granted, unless the Board shall have approved a lower percentage with respect to such option. Such Fair Market Value shall be determined in accordance with procedures to be established by the Committee (the "Fair Market Value"). The day on which the Committee approves the granting of an option shall be deemed for all purposes hereunder the date on which the option is granted.

         (b) Term of Option. The Committee shall determine when each option is to expire, but no option shall be exercisable after ten
                  (10) years have elapsed from the date upon which the option is granted; provided, however, that no Incentive Stock Option granted to a person who is a Substantial Shareholder at the time of the grant of such option shall be exercisable after five (5) years have elapsed from the date upon which the option is granted.

         (c)      Limitation  on  Exercise  and  Transfer  of  Option.
                  Except as  otherwise  provided  in
                  paragraph (e) of this Section 7, only the Optionee (personally) may exercise an option; provided, however, that, under applicable law (and in the case of Incentive Stock Options, to the extent permitted by Section 422 of the Code) with respect to any option that is not an Incentive Stock Option, a guardian or other legal representative who has been duly appointed for such Optionee may exercise such option on behalf of the Optionee. Subject to Section 422 of the Code, no option granted hereunder, and no right under any such option, shall be assignable, alienable, saleable or transferable otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, an Optionee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Optionee, and to receive any property distributable, with respect to any option upon the death of the Optionee; provided further, however, that transfer of options other than Incentive Stock Options shall be permitted (x) to the spouse or any lineal ancestor or descendant of the Optionee or to any trust, the sole beneficiaries of which are any one or all of such Optionee's spouse or any lineal ancestor or descendant of such grantee and (y) in such other circumstances as the Committee may approve. No option granted hereunder, and no right under any such option, may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process and any purported pledge, hypothecation, execution or attachment thereof shall be void and unenforceable against the Company or any Parent or Subsidiary.

         (d)      Conditions   Governing   Exercise  of  Option.

                  The  Committee  may,  in  its  absolute
                  discretion, either require that, prior to the exercise of any option granted hereunder, the Optionee shall have been an employee for a specified period of time after the date such option was granted, or make any option granted hereunder immediately exercisable. Each option shall be subject to such additional restrictions or conditions with respect to the time and method of exercise as shall be prescribed by the Committee. Upon satisfaction of any such conditions, the option may be exercised in whole or in part at any time during the option period. Options shall be exercised by the Optionee giving written notice to the Company of the Optionee's exercise of the option accompanied by full payment of the purchase price either in cash or, with the consent of the Committee, in whole or in part (i) in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes (and otherwise meeting any other requirements to avoid such charge) having a Fair Market Value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made or
                  (ii) pursuant to a broker-assisted cashless-exercise program established by the Committee; provided in each case that such methods avoid "short-swing" profits to the Optionee under
                  Section 16(b) of the Exchange Act. Notwithstanding any of the foregoing, the alternative referenced in (ii) shall not be available with respect to Incentive Stock Options outstanding as of the date of stockholder approval of the Plan. A dissolution or liquidation of the Company or, unless the surviving corporation assumes said options, a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, provided that during the option term each Optionee shall have the right during the period prescribed in the option agreement prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise such Optionee's option in whole or in part.

         (e)      Termination  of  Employment,  Etc.
                  If an Optionee who is a Key Employee ceases to be an employee of the Company, and all Subsidiaries, his option shall, unless otherwise previously provided in the Plan or in the option agreement between the Optionee and the Company, terminate on the date which is three (3) months after such date to exercise all or any part of the option. An Optionee's employment shall not be deemed to have terminated while such Optionee is on a military, sick or other bona fide approved leave of absence from the Company or a Subsidiary as such a leave of absence is described in Section 1.421-7(h) of the Federal Income Tax Regulations or any lawful successor regulations thereto. If the stock option is an Incentive Stock Option, no option agreement shall:

                               (1) permit any Optionee to exercise any Incentive Stock Option more than three (3) months after the date the Optionee ceased to be employed by the Company or any Subsidiary if the reason for the Optionee's cessation of employment was other than his death or his disability (as such term is defined by Section 22(e)(3) of the Code); or

                               (2) permit any Optionee to exercise any Incentive Stock Option more than twelve (l2) months after the date the Optionee ceased to be employed by the Company or any Subsidiary if the reason for the Optionee's cessation of employment was the Optionee's disability (as such term is defined by Section 22(e)(3) of the Code); or

                               (3) permit any person to exercise any Incentive Stock Option more than twelve (l2) months after the date the optionee ceased to be employed by the Company or any Subsidiary if either (A) the reason for the

                                            Optionee's  cessation of  employment
                                            was his  death  or (B) the  Optionee
                                            died within  three (3) months  after
                                            ceasing  to  be   employed   by  the
                                            Company or any Subsidiary.

                           If any option is, by the terms of the option agreement related to such option, exercisable following the Optionee's death, then such option shall be exercisable by the Optionee's estate, or the person designated in the Optionee's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution.

         (f)     Limitations  on Grant of  Incentive  Stock  Options.

                  Incentive  Stock  Options  granted
                  pursuant to the Plan shall only be granted to employees of the Company. During the calendar year in which any Incentive Stock Option granted under this Plan, or any other plan of the Company or a Parent or Subsidiary, first becomes exercisable, the aggregate Fair Market Value of the shares of Common Stock which are subject to such Incentive Stock Option (determined as of the date the Incentive Stock Option was granted) shall not exceed the sum of One Hundred Thousand dollars ($100,000). Options which are not designated as Incentive Stock Options shall not be subject to the limitations described in the preceding sentence and shall not be counted when applying such limitation.

         (g) Prohibition of Alternative Options. It is intended that Optionees who are Key Employees may be granted, simultaneously or from time to time, Incentive Stock Options or other stock options, but no Key Employees shall be granted alternative rights in Incentive Stock Options and other stock options so as to prevent options granted as Incentive Stock Options from qualifying as such within the meaning of Section 422 of the Code.

         (h) Annual Limitation of Options to Plan Participants. The maximum amount of shares of Common Stock underlying options which may be granted to any Plan participant in any calendar year shall not exceed 500,000.

8.       Amendments to the Plan.

         (a) Except to the extent prohibited by applicable law and unless otherwise expressly provided in an option agreement or in the Plan, the Committee is authorized to interpret the Plan and from time to time adopt any rules and regulations for carrying out the Plan that it may deem advisable. Subject to the approval of the Board, the Committee may at any time amend, modify, suspend or terminate the Plan. In no event, however, without the approval of the Company's shareholders, shall any action of the Committee or the Board result in:

                               (1) amending, modifying or altering the eligibility requirements provided in Section 5 hereof; or

                               (2) increasing or decreasing, except as provided in Section 6 hereof, the maximum number of shares of Common Stock for which options may be granted; or

                               (3) decreasing the minimum option price per share of Common Stock at which options may be granted under the Plan, as provided in
                                            Section  7(a) hereof; or

                               (4) extending either the maximum term during which an option is exercisable as provided in Section 7(b) hereof or the date on which the Plan shall be terminated as provided in Section 13 hereof; or

                               (5)          changing the requirements relating
                                             to the Committee; or

                               (6)          making any other  change  which
                                            would cause any option  granted
                                            under the Plan as an  Incentive
                                            Stock  Option not to qualify as an
                                            Incentive Stock Option; or

                               (7) amending, modifying or altering the plan to the extent that such action would require approval of the Company's shareholders under
                                            Section 162(m) of the Code;

                           except as necessary to conform the Plan and the option agreements to changes in the Code or other governing law. However, no such amendment, modification or alteration shall, without the consent of the option holders, adversely affect their rights and obligations under their outstanding options.

              (b) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option granted under the Plan in the manner and to the extent it shall deem desirable to carry the Plan into effect.

9. Election to Have Shares Withheld. Except with respect to an option which at the time of grant was intended to be an Incentive Stock Option, in combination with or in substitution for cash withholding or any other legal method of satisfying federal and state withholding tax liability, an Optionee may elect to participate in a broker-assisted cashless-exercise program and have the proceeds of the shares of Common Stock held by the Optionee sold pursuant to such broker-assisted cashless-exercise program withheld by the Company in order to satisfy federal and state withholding tax liability (a "share withholding election"); provided, (i) the Committee shall not have revoked its advance approval of the option holder's share withholding election; and (ii) the election to satisfy such tax liability through such broker-assisted cashless-exercise program is made on or prior to the date on which the amount of withholding tax liability is determined.

10. Investment Representation, Approvals and Listing. The Committee may condition its grant of any option hereunder upon receipt of an investment representation from the Optionee which shall be substantially similar to the following:

                           "Optionee  agrees that any shares of Common  Stock of
                  PaperClip Software, Inc. (the "Company") which Optionee may acquire by virtue of the exercise of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the underlying shares of Common Stock of the Company which are subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event there is presented to the Company an opinion of counsel satisfactory to counsel for the Company to the effect that the offer or sale of the shares of Common Stock of the Company which are subject to this option may lawfully be made without registration under the Securities Act of 1933, as amended."

The Company shall not be required to issue any certificates for shares of Common Stock upon the exercise of an option granted under the Plan prior to (i) obtaining any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange on which the shares of Common Stock may be listed, (iii) completion of any registration or other qualification of the shares of Common Stock under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable, or the determination by the Committee, in its sole discretion, that any registration or other qualification of the shares of Common Stock is not necessary or advisable, and
(iv) obtaining an investment representation from the Optionee in the form set forth above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

11.      General Purposes.

         (a) No Right to Awards or Equal Terms. No Key Employee, consultant, former director or other person who has conferred substantial benefit upon the Company shall have any claim to be granted an option under the Plan. The form and substance of option agreements, whether granted at the same or different times, need not be identical.

         (b) No Limit on Other Plans. Nothing contained in the Plan shall prevent the Company or any Parent or Subsidiary from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) No Right to be Employed, Etc. Nothing in the Plan or in any option agreement shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary, or to serve as a member of the Board, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such option agreement, or to interfere with or limit either the right of the Company or any Subsidiary to terminate the employment of such Optionee at any time or the right of the shareholders of the Company to remove him as a member of the Board with or without cause.

         (d) Optionee Does Not Have Rights of Shareholder. Nothing contained in the Plan or in any option agreement shall be construed as entitling any Optionee to any rights of a shareholder as a result of the grant of an option until such time as shares of Common Stock are actually issued to such Optionee pursuant to the exercise of an option.

         (e) Successors in Interest. The Plan shall be binding upon the successors and assigns of the Company.

         (f) No Liability Upon Distribution of Shares. The liability of the Company under the Plan and any distribution of shares or Common Stock made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company or the Committee in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan.

         (g) Use of Proceeds. The cash proceeds received by the Company from the issuance of shares of Common Stock pursuant to the Plan will be used for general corporate purposes.

         (h) Expenses. The expenses of administering the Plan shall be borne by the Company.

         (i) Captions. The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

         (j) Number. The use of the singular or plural herein shall not be restrictive as to number and shall be interpreted in all cases as the context may require.

         (k) Gender. The use of the feminine, masculine or neuter pronoun shall not be restrictive as to gender and shall be interpreted in all cases as the context may require.

         (l) No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any option granted under the Plan, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto shall be canceled, terminated, or otherwise eliminated.

         (m) Severability. If any provision of the Plan or any option granted under the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any option granted under the Plan under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void and stricken and the remainder of the Plan and any such option shall remain in full force and effect.

12. Deductibility of Compensation under the Plan. Prior to the termination of the "reliance period" set forth in Treasury Regulation Section 1.162-27(f)(2), the Committee shall determine whether and what actions to take to ensure that options granted under the Plan after the expiration of the "reliance period" constitute "performance-based compensation" within the meaning of Section 162(m) of the Code. After the expiration of the "reliance period," provided that the Committee consists solely of "outside directors," the Company believes that options under the Plan will be exempt from the limitations of Section 162(m) of the Code as "performance-based" compensation.

13. Termination of the Plan. The Plan shall terminate upon the earlier of (i) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued, (ii) the termination of the Plan by the Board, or
(iii) on March 1, 2005, and thereafter no options shall be granted under the Plan. All options outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms of the option agreements governing such options and the terms and conditions of the Plan, and unless otherwise provided in the Plan or in the applicable option agreement, the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such option or to waive any conditions or rights under any such option, and the authority of the Board to amend the Plan, shall extend beyond such date.

                                                           Appendix B

                                      PROXY
                            PAPERCLIP SOFTWARE, INC.
             Proxy solicited on behalf of the Board of Directors of PaperClip Software, Inc. for the Annual Meeting of Shareholders
                                  June 5, 2000


The undersigned, whose signature appears on the reverse side, hereby appoints William Weiss and Michael Suleski, jointly and severally, proxies with full power of substitution to vote all shares of Common Stock the undersigned is entitled to vote at the Annual Meeting of Shareholders of PAPERCLIP SOFTWARE, INC. on Monday, June 5, 2000, or adjournments thereof, on Items 1 through 3 as specified on the reverse side hereof (with discretionary authority under Item 1 to vote for a new nominee if any nominee has become unavailable) and on such other matters as may properly come before the meeting.

Nominees for Director:

William Weiss, Michael Suleski and D. Michael Bridges

You are encouraged to specify your choices by marking the appropriate boxes, [SEE REVERSE SIDE], but you need not mark any boxes if you wish to vote in accordance with the Board of Director's recommendations.

|X| Please mark your votes as in this example.

         This proxy when properly executed will be voted as you specify below. If you do not specify otherwise, the proxy will be voted FOR election of directors and FOR Items 2 and 3.

The Board of Directors recommends a vote FOR Items 1-3.

         The  undersigned   acknowledges   receipt  of  the  accompanying  Proxy
Statement dated May 3, 2000.

 1. Election of Directors (See Reverse) FOR [ ] WITHHELD [ ] For, except vote withheld from the following nominee(s):

-------------------------------------------------------------------------------

 2. Proposal to approve and ratify the amendments to the Company's Certificate of Incorporation.

                                    FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

 3.Proposal to approve and ratify the amendments to the Company's Amended and Restated 1995 Stock Option Plan.

                                    FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

 4. In their discretion, such other business as may properly come before the meeting.

Signature __________________________________________ DATE _______________, 2000

Signature __________________________________________ DATE _______________, 2000

(Please sign exactly as name appears on this Proxy. When signing as executor, administrator, trustee or the like please give full title. If more than one trustee, all should sign. Joint owners must sign.)


I will attend the meeting [ ]